MYSAP.COM PARTNER - SERVICES ADDENDUM
                             EFFECTIVE JUNE 7, 2000
                                       TO
              R/3 NATIONAL LOGO PARTNER AGREEMENT ("AGREEMENT")
                                     BETWEEN
         SAP AMERICA, INC. ("SAP") AND INTELLIGROUP, INC. ("PARTNER")
                            EFFECTIVE APRIL 29, 1997


This Addendum is hereby annexed to and made a part of the Agreement specified above. In each instance in which provisions of this Addendum contradict or are inconsistent with the provisions of the Agreement, the provisions of this Addendum shall prevail and govern, and the contradicted or inconsistent provisions of the Agreement shall be deemed amended accordingly.

I. WHEREAS, Partner desires to become a mySAP.com Partner - Services by meeting the performance criteria established by SAP.

II. WHEREAS, SAP desires to offer the opportunity to Partner to achieve such status, subject to the terms below.

III.  NOW THEREFORE, SAP and Partner, agree as follows:

      mySAP.com Partner - Services

          1. SAP hereby grants Partner the right to identify itself publicly as a mySAP.com Partner - Services during the term of this Addendum and for so long as Partner complies with SAP's then-current criteria for participation as a mySAP.com Partner - Services.

          2. SAP's current criteria for participation as a mySAP.com Partner - Services are as follows:

               a) Partner must comply with all elements of Sections 4 and 5 of the Agreement. For the Purposes of this Addendum, "Software" and "Software Products", as defined in the Agreement, shall include the mySAP.com suite of products.

               b) Partner shall adhere to data reporting requirements as established by SAP, including status information on all mySAP.com projects, Partner's information maintained in the SAP Partner Database, and surveys of Partner's satisfaction with SAP field and alliance management.

               c) Partner shall commit to a minimum certification level within Partner's organization of 70% certification of delivery consultants, defined as certification on current production releases of mySAP.com for the functional components which individual consultants support.

               d)  Partner   shall  support  SAP   implementation   and  support
methodologies including AcceleratedSAP, project Quality Assurance checks by SAP, and the ValueSAP lifecycle.


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               e) Partner shall conduct quarterly alliance  performance  reviews and business planning updates.

          3.   Any  mySAP.com  Partner   materials   shall  be  considered   SAP
Confidential and/or Proprietary Information as defined in the Agreement.

          4. Upon compliance with the terms of this Addendum, Partner shall be authorized to represent itself as an authorized "mySAP.com Partner - Services" and to display the "mySAP.com Partner - Services" logo ("Logo"), subject to the provisions of Section 5 below. Partner's failure to comply with the terms of the Addendum shall result in termination of the Addendum, unless such failure is cured to SAP's reasonable satisfaction within thirty (30) days of written notice of such failure.

          5. Partner shall use the "mySAP.com Partner - Services" Logo only with the services rendered by Partner in accordance with the guidance and directions furnished to the Partner by SAP, from time to time, but always the quality of the services associated with the Logo shall be satisfactory to SAP or as specified by it. SAP shall be the sole judge of whether or not the Partner has met or is meeting the standards of quality.

               a) Partner will permit duly authorized representatives of SAP to audit the uses of the Logo by the Partner, for the purpose of ascertaining or determining compliance with the provisions of this Addendum.

               b) Nothing in this Agreement grants to either party the right to use or display any other names, trademarks, trade names, logos or service marks of the other party, except to identify the products and associated services and deliverables of the other party to the extent obligations are undertaken pursuant to this Agreement. Except in the case of correspondence and proposals issued in the ordinary course of business, each party agrees to submit to the other party for written prepublication approval, any materials which may use or display any name, trademark, trade name, logo or service mark of the other party. Notwithstanding the foregoing, nothing contained in this Agreement shall affect either party's rights and obligations to use any trademarks, service marks or proprietary words or symbols of the other party to properly identify the goods or services of such other party to the extent otherwise permitted by applicable law or by written agreement between the parties. When using the Logo under this Agreement, Partner undertakes to comply substantially with all laws pertaining to logos in force at any time in the Territory. This provision includes compliance with marking requirements.

               c) The right granted in this Section 5 hereof shall be nonexclusive and shall not be transferable without SAP's prior written consent, and SAP shall have the right to use the Logo and to license its use to any other designee in the Territory. The license herein granted shall not be assignable or transferable in any manner whatsoever, nor shall the Partner have the right to grant any sublicenses, except by prior written consent of SAP.

               d) SAP assumes no liability to Partner or to third parties with respect to the performance characteristics of the services rendered by Partner under the Logo, and the Partner shall indemnify SAP against losses incurred to claims of third parties against SAP involving sale or provision of the Partner's services, including its and its employees' and agents' acts or omissions in furtherance thereof.

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               e) Partner acknowledges SAP's exclusive right, title and interest in and to the Logo and any copyright registration that have issued or may issue thereon, and will not at any time do or cause to be done any act or thing contesting or in any way impairing or tending to impair part of such right, title and interest. In connection with the use of the Logo, neither Partner nor any other party hereto shall in any manner represent that he or it has any ownership in the Logo or registrations thereof, and all parties acknowledge that use of the Logo shall inure to the benefit of the Partner. On termination of this Addendum or the Agreement for any reason, Partner will cease and desist from all use of the Logo in any way and will deliver up to SAP, or its duly authorized representatives, all material and papers upon which the Logo appears, and furthermore, Partner will not at any time adopt or use, without SAP's prior written consent, any word or mark which is likely to be similar to or confusing with the Logo. Partner's failure to comply with the terms of the Addendum shall result in termination of the Addendum, unless such failure is cured to SAP's reasonable satisfaction within thirty (30) days of written notice of such failure.

IV.   Term of this Addendum.

          1. This Addendum shall have a term expiring December 31, 2000, and shall automatically renew for successive one-year periods unless terminated in accordance with Sub-Sections (2) or (3) below.

          2.   Notwithstanding  the  above,  either  party  may  terminate  this
Addendum:

               a) In accordance with the provisions of Section 7.a) and b) of the Agreement at the end of a term;

               b) Upon a determination by SAP that Partner is offering potential customers other products that are in competition with any SAP product or solution; Partner expressly waives any claim to damages arising from termination on this ground;

               c) Upon thirty (30) days' prior written notice in the event of material breach of a material provision of this Addendum by the other party, except that the party in breach shall have the right, during that 30-day period, to cure the claimed breach or default; or

               d) Immediately upon prior written notice if there is: (i) a consolidation, merger or reorganization of the other party with or into another corporation or entity; (ii) creation of a new majority interest in, or change in majority ownership of, the other party; (iii a sale of all or substantially all of the assets of the other party; or (iv) a breach of the confidentiality provisions as specified in Section 10 of the Agreement.

          3.   Upon any termination of this Addendum:

               a) each party shall, within ten (10) business days after termination is effective, return to the other party or dispose of as mutually agreed all advertising materials and other properties, including all Proprietary Information, furnished to it by the other party pursuant to this Addendum and so certify in writing;

               b) within ten (10) business days after termination is effective, Partner shall promptly return all mySAP.com products and related materials including all copies thereof to SAP, or as the case may be, delete all mySAP.com products and related Proprietary

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

Information from Partner's hardware, including binary or other resulting files (if any), and erase all mySAP.com products and related Proprietary Information from any storage media before discarding such, and so certify in writing;

               c) Partner shall not hold itself out as a participant in the mySAP.com Partner - Services Program; and

               d) both parties shall cease acting in a manner that would suggest any continuing relationship between the parties regarding SAP's mySAP.com products, and shall cease all display and advertising contemplated under this Addendum.

          4. Termination of this Addendum shall not impact upon any active engagements in process prior to such termination.

V. Except as specifically modified herein, all terms and conditions of the Agreement shall be applicable to this Addendum and the subject matter hereof.

IN WITNESS WHEREOF and intending to be legally bound, the parties have caused this Agreement to be signed by their authorized representatives as of the date shown above.

SAP America, Inc.                        INTELLIGROUP, INC.

(SAP)                                    (Partner)

By:   /s/ Cheryl C. Groover              By:   /s/ Arjun Valluri
      -----------------------------            --------------------------------

Title:  Vice President                   Title: Chairman & CEO
      -----------------------------            --------------------------------

Date:    8/8/00                          Date:
      -----------------------------            --------------------------------



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